                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------

EQUITY INCOME FUND            The objective of this Defined Fund is capital
SELECT SERIES                 appreciation by investing for a period of about
1997 YEAR AHEAD               one year in a portfolio consisting primarily of
PORTFOLIO                     liquid, domestic common stocks. These stocks were
(A UNIT INVESTMENT            selected from a list of stocks named by the
TRUST)                        Merrill Lynch Global Research and Economics group
------------------------------as their 'Focus Stocks' for 1997 and represent industries that the Merrill Lynch Investment
                              Strategy group believes should be overweighted in an equity portfolio. Current dividend income is not an objective of the Fund.
                              The Fund is not an appropriate investment for investors seeking preservation of capital.
                              The value of units will fluctuate with the value of the common stocks in the Portfolio and there can be no assurance that the Fund will achieve its objective.
                              Minimum purchase: $250.


                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               Inquiries should be directed to the Trustee at
SPONSOR:                       1-800-323-1508.
Merrill Lynch,                 Prospectus dated December 10, 1996.
Pierce, Fenner & Smith         INVESTORS SHOULD READ THIS PROSPECTUS CAREFULLY
Incorporated                   AND RETAIN IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.
Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.
Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:
  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios
The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Select Year Ahead Portfolio
----------------------------------------------------------------
The Portfolio contains 44 common stocks selected by the Sponsor for capital appreciation. This Select Series permits investors to buy and hold the Portfolio for approximately one year. At the end of the year, the Portfolio will be liquidated and the same selection process repeated to select a new Portfolio. Each Select Portfolio is designed to be part of a longer term strategy and the Sponsor believes that more consistent results are likely if the strategy is followed for at least three to five years.
So long as the Sponsor continues to offer new portfolios, investors will have the option to reinvest into a new portfolio each year at a reduced sales charge. The Sponsor reserves the right, however, not to offer a new portfolio.
The Sponsor selected the Securities through a three-step screening process. First, on December 9th analysts in the Merrill Lynch Global Research and Economics group announced the common stocks to focus on for the coming year--their 'Focus Stocks.' Second, from that list, stocks were selected representing industry groups that the Merrill Lynch Investment Strategy group believes should be overweighted in an equity portfolio. Finally, the stocks were reviewed for market capitalization and liquidity. (See Fund Description-- Portfolio Selection in Part B.)
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------
The Portflio is diversified among a wide variety of industries and is not considered to be concentrated in any single industry.
Based upon the principal business of each issuer and current market values, the following industry sectors are represented in the Portfolio:
                                                                     APPROXIMATE
                                       PORTFOLIO PERCENTAGE
  / / Basic Industries                                                        4%
  / / Capital Goods--Industrial                                                9
/ / Capital Goods--Technology                                                 23
/ / Consumer Cyclicals                                                         5
/ / Consumer Services                                                          7
/ / Consumer Staples                                                          16
/ / Energy                                                                    11
/ / Financial                                                                 23
/ / Transportation                                                             2
The Portfolio contains one stock issued by a non-U.S. issuer (see Risk Factors--Foreign Issuers in Part B).
----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------
There can be no assurance that the Portfolio will meet its objective over its one-year life or that portfolios selected through this process during consecutive one-year periods will meet their objectives. In addition, the opinions of Merrill Lynch research analysts may change during the year. The Portfolio is not appropriate for investors who are unable or unwilling to assume the risk involved generally with an equity investment and who are seeking preservation of capital or high current income. The Portfolio is not designed to be a complete investment program.
Unit price fluctuates with the value of the Portfolio, which could be affected by changes in the financial condition of the issuers, changes in the various industries represented in the Portfolio, the impact of the Sponsor's purchase and sale of securities for the Portfolio, movements in stock prices generally and other factors. Additionally, equity markets are at historically high levels and no assurance can be given that these levels will continue. (See Risk Factors in Part B.)
Unlike a mutual fund, the Portfolio is not actively managed and the Sponsor receives no management fee. Therefore, the adverse financial condition of an issuer, changes in research analysts' opinions or any market movement in the price of a security will not require the sale of securities from the Portfolio or mean that the Sponsor will not continue to purchase the security in order to create additional Units; however, the Sponsor may instruct the Trustee to sell securities under certain limited circumstances. (See Portfolio Supervision in Part B.)
----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------
PUBLIC OFFERING PRICE PER 1,000 UNITS                  $1,000.00
The Public Offering Price as of December 9, 1996, the business day prior to the initial date of deposit, is based on the aggregate value of the underlying securities ($498,431.25) and any cash held to purchase securities, divided by the number of units outstanding (503,465) times 1,000, plus the initial sales charge. Units offered on the Initial Date of Deposit will also be priced at $1,000 per 1,000 Units although the aggregate value of the underlying securities, cash amount and number of Units may vary. The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.
SALES CHARGES
The total sales charge for this investment combines an initial up-front sales charge and a deferred sales charge that will be deducted from the net asset value of the Portfolio monthly beginning March 1, 1997 and thereafter on the 1st of each month through December 1, 1997.
ROLLOVER OPTION
When this Select Year Ahead Portfolio is about to be liquidated, you may have the option to roll your proceeds into the next Select Year Ahead Portfolio. If you notify your financial professional by December 8, 1997, your units will be redeemed and your proceeds will be reinvested in units of the next Portfolio, if available. If you decide not to roll over your proceeds, you will receive a cash distribution after the Fund terminates. Of course you can sell or redeem your Units at any time prior to termination.
DISTRIBUTIONS
You will receive distributions of any dividend income, net of expenses, on the 25th day of February, May, August and November 1997, if you own Units on the 10th of those months.
In order to meet certain tax requirements, a special distribution of income including capital gains may be payable to investors of record as of a date in December. Any capital gain income will generally be distributed after the end of the Trust's taxable year.
REINVESTMENT OPTION
You can elect to automatically reinvest your distributions into additional units of the Portfolio subject only to the deferred sales charge remaining at the time of reinvestment. Reinvesting helps to compound your income for a greater total return.
TAXES
Distributions which are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations. Also, if a new portfolio is offered in less than one year, any gains recognized on the redemption of units by investors who roll over on the first offering date of the new portfolio would be considered short-term gains. (See Taxes.) Foreign investors should be aware that distributions from the Fund will generally be subject to withholding taxes.
MANDATORY TERMINATION DATE
The Portfolio will terminate by January 23, 1998. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. SPONSOR'S PROFIT OR LOSS
The Sponsor's profit or loss from the Portfolio will include the receipt of applicable sales charges, fluctuations in the Public Offering Price or secondary market price of units, a loss of $425.00 on the initial deposit of the securities and a gain or loss on subsequent deposits of securities (see Sponsor's and Underwriters' Profits in Part B).

----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------
SALES CHARGE
First-time investors pay a 1% sales charge when they buy. For example, on a $1,000 investment, $990 is invested in the Portfolio. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last 10 months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time. If you roll the proceeds of your investment into a new portfolio, you will not be subject to the 1% initial charge, just the $17.50 deferred fee. Although this is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.

                                         As a %
                                  of Initial Public    Amount per
                                  Offering Price      1,000 Units
                                  -----------------  --------------
Maximum Initial Sales Charge               1.00%       $    10.00
Deferred Sales Charge per Year             1.75%            17.50
                                  -----------------  --------------
                                           2.75%       $    27.50
                                  -----------------  --------------
                                  -----------------  --------------
Maximum Sales Charge Imposed per
  Year on Reinvested Dividends             1.75%       $    17.50

ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                         As a %        Amount per
                                  of Net Assets       1,000 Units
                                  -----------------  --------------
Trustee's Fee                              .085%       $     0.84
Portfolio Supervision,
  Bookkeeping and Administrative
  Fees                                     .045%       $     0.45
Organizational Expenses                    .143%       $     1.42
Other Operating Expenses                   .047%       $     0.46
                                  -----------------  --------------
TOTAL                                      .320%       $     3.17

This Portfolio (and therefore the investors) will bear all or a portion of its organizational costs--including costs of preparing the registration statement, the trust indenture and other closing documents, registering units with the SEC and the states, and the initial audit of the Portfolio--as is common for mutual funds.
COSTS OVER TIME
You would pay the following cumulative expenses on a $1,000 investment, assuming 5% annual return on the investment throughout the indicated periods and redemption at the end of the period:

 1 Year     3 Years    5 Years    10 Years
   $31        $75       $121        $249

Although the Portfolio has a term of only one year and is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees, assuming the investment is rolled over each year into a new portfolio subject only to the deferred sales charge and fund expenses.
The example assumes reinvestment of any dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations applicable to mutual funds. For purposes of the example, the deferred sales charge imposed on reinvestment of dividends is not reflected until the year following payment of the dividend; the cumulative expenses would be higher if sales charges on reinvested dividends were reflected in the year of reinvestment.
Reductions to the repurchase and cash redemption prices in the secondary market to recoup the costs of liquidating securities to meet redemption (described below) have not been reflected. The example should not be considered a representation of past or future expenses or annual rates of return; the actual expenses and annual rates of return may be more or less than the example. REDEEMING OR SELLING YOUR INVESTMENT
You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of December 9, 1996 was $972.50 per 1,000 units ($27.50 per 1,000 units less than the Public Offering Price). This price reflects deductions of the deferred sales charge which declines over the last 10 months of the Portfolio ($17.50 initially). If you redeem or sell your units before the termination of the Portfolio, you will pay the remaining balance of the deferred sales charge. After the initial offering period, the repurchase and cash redemption prices for units will be reduced to reflect the estimated costs of liquidating securities to meet the redemption, currently estimated at $0.87 per 1,000 units. If you reinvest in the new portfolio, you will pay your share of any brokerage commissions on the sale of underlying securities when your units are liquidated during the rollover.

                       REPORT OF INDEPENDENT ACCOUNTANTS
The Sponsor, Trustee and Holders of Equity Income Fund Select Series, 1997 Year Ahead Portfolio, Defined Asset Funds (the 'Fund'):
We have audited the accompanying statement of condition and the defined portfolio included in the prospectus of the Fund as of December 10, 1996. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of December 10, 1996 in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, N.Y.
December 10, 1996
                 STATEMENT OF CONDITION AS OF DECEMBER 10, 1996
TRUST PROPERTY

Investments--Contracts to purchase Securities(1).........$         498,431.25
Organizational Costs(2)..................................           71,000.00
                                                         --------------------
           Total.........................................$         569,431.25
                                                         --------------------
                                                         --------------------
LIABILITY AND INTEREST OF HOLDERS
  Accrued Liability(2)...................................$          71,000.00
                                                         --------------------
  Subtotal...............................................$          71,000.00
                                                         --------------------
Interest of Holders of 503,465 Units of fractional
  undivided interest outstanding(3):
  Cost to investors(4)...................................$         503,465.00
  Gross underwriting commissions(5)......................           (5,033.75)
                                                         --------------------
  Subtotal...............................................$         498,431.25
                                                         --------------------
           Total.........................................$         569,431.25
                                                         --------------------
                                                         --------------------

---------------
           (1) Aggregate cost to the Fund of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on December 9, 1996. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by The Bank of Yokohama, Ltd., New York Branch, in the amount of $498,856.25 and deposited with the Trustee. The amount of the letter of credit includes $498,431.25 for the purchase of securities.
           (2) This represents a portion of the Fund's organizational costs, which will be deferred and amortized over the life of the Fund. Organizational costs have been estimated based on projected total assets of $50 million. To the extent the Fund is larger or smaller, the estimate may vary.
           (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted from the initial number of Units to maintain the $1,000 per 1,000 Units offering price.
           (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on December 9, 1996.
           (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Public Offering Price. A deferred sales charge of $1.75 per 1,000 Units per month is payable on March 1, 1997 and thereafter on the 1st day of each month through December 1, 1997. Distributions will be made on behalf of investors to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to December 1, 1997, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Income Fund Select Series
1997 Year Ahead Portfolio                                      December 10, 1996
Defined Asset Funds


                                                        NUMBER OF                            PRICE
                                     TICKER             SHARES OF      PERCENTAGE          PER SHARE             COST
NAME OF ISSUER                       SYMBOL           COMMON STOCK     OF FUND (1)          TO FUND           TO FUND (2)
----------------------------------------------------------------------------------------------------------------------------
1. Amway Asia Pacific Ltd.*          AAP                      300           2.48%        $      41.250     $       12,375.00
2. Aetna Inc.                        AET                      150           2.26                75.250             11,287.50
3. Anadarko Petroleum Corporation    APC                      150           1.95                64.875              9,731.25
4. Boston Technology, Inc.           BSTN                     600           2.29                19.000             11,400.00
5. Crescent Real Estate Equities
     Inc.                            CEI                      250           2.24                44.750             11,187.50
6. Chase Manhattan Corporation       CMB                      150           2.70                89.875             13,481.25
7. Comcast Corporation               CMCSK                    600           2.14                17.750             10,650.00
8. Conseco Inc.                      CNC                      200           2.53                63.000             12,600.00
9. Consolidated Stores Corporation   CNS                      300           2.33                38.750             11,625.00
10. Columbia/HCA Healthcare
     Corporation                     COL                      300           2.45                40.750             12,225.00
11. Compaq Computer Corporation      CPQ                      150           2.58                85.750             12,862.50
12. Camden Property Trust            CPT                      400           2.18                27.125             10,850.00
13. Computer Sciences Corporation    CSC                      150           2.46                81.750             12,262.50
14. Cisco Systems Inc.               CSCO                     200           2.72                67.750             13,550.00
15. Deere & Company                  DE                       250           2.12                42.250             10,562.50
16. DSP Communications Inc.          DSPC                     500           2.20                21.875             10,937.50
17. Electronic Arts Inc.             ERTS                     300           2.04                33.875             10,162.50
18. Freeport-McMoRan Copper & Gold
     Inc. (Class B)                  FCX                      350           2.21                31.500             11,025.00
19. Federal Home Loan Mortgage
     Corporation                     FRE                      100           2.27               113.125             11,312.50
20. Financial Security Assurance
     Hldgs. Ltd.                     FSA                      350           2.25                32.000             11,200.00
21. Frontier Insurance Group Inc.    FTR                      300           2.29                38.000             11,400.00


------------------------------------
(1) Based on Cost to Fund.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on December 9, 1996, the initial date of deposit. The value of the securities on any subsequent date will vary.
 * Indicates a foreign issuer (see Risk Factors -- Foreign Issuers in Part B).
                      ------------------------------------
The securities were acquired on December 9, 1996 and are represented entirely by contracts to purchase the securities. The Sponsor may have acted as underwriter, manager or comanager of a public offering of the securities in this Fund during the last three years. Affiliates of the Sponsor may serve as specialists

--------------------------------------------------------------------------------
                               Defined Portfolio
--------------------------------------------------------------------------------
Equity Income Fund Select Series
1997 Year Ahead Portfolio                                      December 10, 1996
Defined Asset Funds (Continued)


                                                     NUMBER OF
                                                     SHARES OF                        PRICE
                                     TICKER           COMMON       PERCENTAGE       PER SHARE          COST
NAME OF ISSUER                       SYMBOL            STOCK       OF FUND(1)        TO FUND        TO FUND (2)
------------------------------------------------------------------------------------------------------------------
22. Fuller (H.B.) Company            FULL                  200            1.84%   $      45.750  $        9,150.00
23. General Electric Company         GE                    100            1.98           98.500           9,850.00
24. Halliburton Company              HAL                   200            2.42           60.375          12,075.00
25. Hannaford Brothers Company       HRD                   350            2.34           33.375          11,681.25
26. Jacobs Engineering Group Inc.    JEC                   450            2.18           24.125          10,856.25
27. Johnson & Johnson                JNJ                   200            2.10           52.375          10,475.00
28. JP Realty Inc.                   JPR                   450            2.26           25.000          11,250.00
29. Kimberly-Clark Corporation       KMB                   100            1.88           93.625           9,362.50
30. Eli Lilly & Company              LLY                   150            2.23           74.125          11,118.75
31. Lockheed Martin Corporation      LMT                   150            2.70           89.625          13,443.75
32. Philip Morris Companies Inc.     MO                    100            2.29          114.250          11,425.00
33. Molex Inc.                       MOLXA                 300            2.12           35.250          10,575.00
34. NUI Corporation                  NUI                   550            2.43           22.000          12,100.00
35. Oracle Corporation               ORCL                  200            1.96           48.750           9,750.00
36. Peoples Heritage Financial
     Group Inc.                      PHBK                  400            2.19           27.3125         10,925.00
37. Infoseek Corporation             SEEK                1,300            2.31            8.875          11,537.50
38. Sola International Inc.          SOL                   300            2.20           36.625          10,987.50
39. Tejas Gas Corporation            TEJ                   250            2.21           44.125          11,031.25
40. TIG Holdings Inc.                TIG                   350            2.24           31.875          11,156.25
41. UAL Corporation                  UAL                   200            2.39           59.500          11,900.00
42. Ultramar Diamond Shamrock
     Corporation                     UDS                   350            2.29           32.625          11,418.75
43. Waters Corporation               WAT                   400            2.33           29.000          11,600.00
44. Young Broadcasting Corporation
     (Class A)                       YBTVA                 400            2.42           30.1875         12,075.00
                                                                 ---------------                 -----------------
                                                                        100.00%                  $      498,431.25
                                                                 ---------------                 -----------------
                                                                 ---------------                 -----------------

------------------------------------
in the securities in this Fund on one or more stock exchanges and may have a long or short position in any of these securities or in options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsor may be an officer or director of one or more of the issuers of the securities in the Fund. The Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner or arbitrageur in any of the securities or in options on them. The Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
           EQUITY INCOME FUND SELECT SERIES 1997 YEAR AHEAD PORTFOLIO
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND
        TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THIS PROSPECTUS.
                                     INDEX
                                               PAGE
                                            ---------
 FUND DESCRIPTION........................        1
 RISK FACTORS............................        2
 HOW TO BUY UNITS........................        3
 HOW TO REDEEM OR SELL UNITS.............        4
 INCOME, DISTRIBUTIONS AND REINVESTMENT..        6
 FUND EXPENSES...........................        7
 TAXES...................................        7
 RECORDS AND REPORTS.....................       10
 TRUST INDENTURE.........................       10
 MISCELLANEOUS...........................       11
 EXCHANGE OPTION.........................       12
 SUPPLEMENTAL INFORMATION................       13

FUND DESCRIPTION
THE SELECT YEAR AHEAD PORTFOLIO
     This Select Series is designed to permit an investor to buy and hold a portfolio consisting primarily of domestic equity securities for a period of approximately one year based upon the Select Year Ahead selection process. At the end of the year the process is repeated and the investor may reinvest in a new portfolio, if available.
     The Fund seeks capital appreciation by acquiring and holding for about one year certain common stocks selected through a three-step selection process. PORTFOLIO SELECTION
     The Sponsor selected the Securities through a three-step screening process. First, analysts in the Merrill Lynch Global Research and Economics group selected the common stocks to focus on for the coming year--their 'Focus Stocks'. Second, stocks were chosen from that list that represent industry groups that the Merrill Lynch Investment Strategy group believes should be overweighted in an equity portfolio. Finally, the resulting stocks were reviewed for liquidity and market capitalization. The Merrill Lynch Global Research and Economics group concentrates on specific companies by industry, while the Merrill Lynch Investment Strategy group focuses on asset, industry and sector allocations.
     Investors should be aware that the Fund may not be able to buy each Security at the same time because of availability of the Security, any restrictions applicable to the Fund relating to the purchase of the Security by reason of the federal securities laws or otherwise. Any monies allocated to the purchase of a Security will generally be held for the purchase of the Security.
     The deposit of the Securities in the Portfolio on the initial date of deposit established a proportionate relationship among the number of shares of each Security. Following the initial date of deposit the Sponsor may deposit additional Securities in order to create new Units, maintaining to the extent practicable that original proportionate relationship. The ability to acquire each Security at the same time will generally depend upon the Security's availability and any restrictions on the purchase of that Security under the federal securities laws or otherwise.
     Additional Units may also be created by the deposit of cash (including a letter of credit) with instructions to purchase additional Securities. This practice could cause both existing and new investors to experience a dilution of their investments and a reduction in their anticipated income because of price fluctuations in the Securities between the time of the cash deposit and the actual purchase of the additional Securities and because the associated brokerage fees will be an expense of the Portfolio. To minimize the risk of price fluctuations when purchasing Securities, the Portfolio will try to purchase Securities as close to the evaluation time or at prices as close to the evaluated prices as possible. The Portfolio may also enter into program trades with unaffiliated broker/dealers, which may have the effect of increasing brokerage commissions, while reducing market risk.
PORTFOLIO SUPERVISION
     The Portfolio follows an investment strategy that buys stocks and generally holds them for one year, in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsor may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. While the Portfolio is not actively managed, the Portfolio is regularly reviewed and evaluated and Securities may be sold in the case of adverse developments concerning a Security, including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, or a decline in the price or the occurrence of other market or credit factors that might make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. The Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities, including U.S. Treasury Securities. The Portfolio may, however, continue to hold a Security and purchase additional shares even though the research analyst's opinion or the assessment of a Security or sector may have changed or subsequent to the initial date of deposit a Security may no longer satisfy the Portfolio's selection criteria.
RISK FACTORS
     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. The rights of holders of common stocks to receive payments from the issuer are generally inferior to the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, because common stocks do not represent an obligation of the issuer they do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general are susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of issuers change. Equity markets can be affected by unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsor cannot predict the direction or scope of any of these factors. Additionally, equity markets are at historically high levels and no assurance can be given that these levels will continue. There can be no assurance that the Portfolio will be effective in achieving its objective over the one-year life of the Fund or that future portfolios selected through this process during consecutive one-year periods will meet their objectives. The Portfolio is not designed to be a complete investment program.
FOREIGN ISSUERS
     Investing in securities of foreign issuers involves risks that are different from investing in securities of domestic issuers. These risks may include future political and economic developments, the possibility of exchange controls or other governmental restrictions on the payment of dividends, less publicly available information and the absence of uniform accounting, auditing and financial reporting standards, practices and requirements.
LIQUIDITY
     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsor. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.
LITIGATION AND LEGISLATION
     The Sponsor does not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.
LIFE OF THE FUND; FUND TERMINATION
     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units or participating in a rollover. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsor once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsor to terminate the Portfolio early, which will likely be made following the rollover, will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.
     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.
HOW TO BUY UNITS
     Units are available from the Sponsor, Underwriter and other broker-dealers at the Public Offering Price. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.
PUBLIC OFFERING PRICE
     Units are charged a combination of Initial and Deferred Sales Charges equal, in the aggregate, to a maximum charge of 2.75% of the public offering price or, for quantity purchases of units of all Select Portfolios by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages of the public offering price:

                                    APPLICABLE SALES CHARGE
                                (GROSS UNDERWRITING PROFIT)
                           ------------------------------------
                           AS % OF PUBLIC       AS % OF NET
AMOUNT PURCHASED           OFFERING PRICE     AMOUNT INVESTED
-------------------------  -----------------  -----------------
Less than $50,000........           2.75%             2.778%
$50,000 to $99,999.......           2.50              2.519
$100,000 to $249,999.....           2.00              2.005
$250,000 to $999,999.....           1.75              1.750
$1,000,000 or more.......           1.00              1.000

     The Deferred Sales Charge is a monthly charge of $1.75 per 1,000 units and is accrued in ten monthly installments commencing on the date indicated in part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind redemption, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code) of an investor. The Initial Sales Charge is equal to the aggregate sales charge, determined as described above, less the aggregate amount of any remaining installments of the Deferred Sales Charge.
     It is anticipated that Securities will not be sold to pay the Deferred Sales Charge until after the date of the last installment. Investors will be at risk for market price fluctuations in the Securities from the several installment accrual dates to the dates of actual sale of Securities to satisfy this liability.
     Employees of the Sponsor and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units subject only to the Deferred Sales Charge.
EVALUATIONS
     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsor nor the Trustee guarantees the enforceability, marketability or price of any Securities.
NO CERTIFICATES
     All investors are required to hold their Units in uncertificated form and in 'street name' by their broker, dealer or financial institution at the Depository Trust Company ('DTC').
HOW TO REDEEM OR SELL UNITS
     You can redeem your Units at any time for net asset value. In addition, the Sponsor has maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.
REDEEMING UNITS WITH THE TRUSTEE
     You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.
     Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Fund of liquidating Securities to pay the redemption price.
     As long as the Sponsor is maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsor for net asset value. If the Sponsor is not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.
     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Sponsor based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Securities are being sold during a time when additional Units are being created by the purchase of additional Securities (as described under Portfolio Selection), Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.
     Any investor owning Units representing Securities with a value of at least $125,000 who redeems those Units prior to the rollover notification date indicated in Part A of the Prospectus may, in lieu of cash redemption, request distribution in kind of an amount and value of Securities per Unit equal to the otherwise applicable Redemption Price per Unit. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsor at any time upon prior notice to investors.
     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order. SPONSOR'S SECONDARY MARKET FOR UNITS
     The Sponsor, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsor may discontinue the secondary market for Units without prior notice. Regardless of whether the Sponsor maintains a secondary market, you have the right to redeem your Units for net asset value, as described above.
ROLLOVER
     In lieu of redeeming their Units or receiving liquidation proceeds upon the termination of the Fund, investors may elect, by written notice to the Trustee prior to the rollover notification date indicated in Part A, to apply their proportional interest in the Securities and other assets of the Fund toward the purchase of units of a new Select Year Ahead Portfolio (if available). It is expected that the terms of any new portfolio, including this rollover feature, will be substantially the same as those of the Fund.
     A rollover of an investor's units is accomplished by the in-kind redemption of his Units of the Fund followed by the sale of the underlying Securities by a distribution agent on behalf of participating investors and the reinvestment of the sale proceeds (net of brokerage fees, governmental charges and other sale expenses) in units of the new portfolio at their net asset value.
     The Sponsor intends to sell the distributed Securities, on behalf of the distribution agent, as quickly as practicable and then to create units of the new portfolio as quickly as possible, subject in both cases to the Sponsor's sensitivity that the concentrated sale and purchase of large volumes of securities may affect market prices in a manner adverse to the interest of investors. Accordingly, the Sponsor may, in its sole discretion, undertake a more gradual sale of the distributed Securities and a more gradual creation of units of the new portfolio to help mitigate any negative market price consequences caused by this large volume of securities trades. In order to minimize potential losses caused by market movement during the rollover period, the Sponsor may enter into program trades, which might increase brokerage commissions payable by investors. There can be no assurance, however, that any trading procedures will be successful or might not result in less advantageous prices. Pending the investment of rollover proceeds in the securities to comprise the new portfolio, those moneys may be uninvested for up to several days. For any Securities in the Portfolio that will also be in the portfolio of the new Series, a direct sale of those securities between the two funds is now permitted pursuant to an SEC exemptive order. These sales will be effected at the securities' closing sales prices on the exchanges where they are principally traded, free of any brokerage costs.
     Investors participating in the rollover may realize taxable capital gain on the rollover but may not be entitled to a deduction for capital loss recognized on the rollover and, because of the rollover procedures, will not receive a cash distribution with which to pay those taxes. Investors should consult their own tax advisors in this regard. Investors who do not participate will continue to hold their Units until the termination of the Fund; however, depending upon the extent of participation in the rollover, the aggregate size of the Fund may be sharply reduced resulting in a significant increase in per Unit expenses.
     The Sponsor may, in its sole discretion and without penalty or liability to investors, decide not to sponsor a new portfolio or to modify the terms of the rollover. Prior notice of any decision would be provided to investors.
     The Division of Investment Management of the SEC is of the view that the rollover option constitutes an 'exchange offer', for the purposes of Section 11(c) of the Investment Company Act of 1940, and would therefore be prohibited absent an exemptive order. The Sponsor has received exemptive orders under
Section 11(c) which it believes permit it to offer the rollover, but no assurance can be given that the SEC will concur with the Sponsor's position and additional regulatory approvals may be required.
INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME AND DISTRIBUTIONS
     Although current dividend income is not an objective of the Fund and it is anticipated that expenses will exceed available income, the annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared at all.
     Each Unit receives an equal share of distributions of dividend income. Dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest. In addition, distributions of amounts necessary to pay the Deferred Sales Charge will be made from the Capital Account to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations. Although the Sponsor may collect the Deferred Sales Charge monthly, to keep Units more fully invested the Sponsor currently does not anticipate sales of Securities to pay the Deferred Sales Charge until after the rollover notification date. Proceeds of the disposition of any Securities not used to pay Deferred Sales Charge or to redeem Units will be held in the Capital Account and distributed following liquidation of the Fund.
REINVESTMENT
     Any income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsor or new Units created by the Sponsor's deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Deposits or purchases of additional Securities will generally be made so as to maintain the then existing proportionate relationship among the number of shares of each Security in the Fund. Units acquired by reinvestment will not be subject to the initial sales charge but will be subject to any remaining installments of Deferred Sales Charge. The Sponsor reserves the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution if they wish to participate in the reinvestment plan.
FUND EXPENSES
     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. To the extent that expenses exceed the amount available in the Income Account, the Trustee is authorized to sell Securities and pay the excess expenses from the Capital Account. The estimated expenses do not include the brokerage commissions payable by the Fund in purchasing and selling Securities. The Trustee's Fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsor and is based on a sliding scale that reduces the Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsor, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsor receives an annual fee of a maximum of $0.35 per 1,000 Units to reimburse it for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed its costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed its costs for these services to all of those Series during any calendar year. The Sponsor may also be reimbursed for its costs of providing bookkeeping and administrative services to the Fund, currently estimated at $0.10 per 1,000 Units. The Trustee's and Sponsor's fees may be adjusted for inflation without investors' approval.
     All or a portion of expenses incurred in establishing the Fund, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over the life of the Fund. Advertising and selling expenses will be paid by the Sponsor at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.
TAXES
TAXATION OF THE FUND
     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.
DISTRIBUTIONS
     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.
     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. However, if the Portfolio were to terminate in less than one year, the Fund would not distribute any capital gain dividends. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. The excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss recognized by an investor on the sale of a Unit will be long-term if the investor's holding period for the Unit is more than one year and short-term if the investor's holding period for the Unit is one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.
     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose securities the Fund satisfied the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax).
     The dividends-received deduction generally is 70%. However, Congress from time to time considers proposals that would adversely affect the after-tax return to investors who can take advantage of the deduction. For example, on December 7, 1995, the Clinton Administration proposed reducing the dividends received deduction to 50% for dividends paid or accrued after January 31, 1996 and on March 19, 1996 amended the proposal to provide that the reduction would apply only to dividends received or accrued after the 30th day after the enactment of the proposal. Investors are urged to consult their own tax advisers.
     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.
     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to that investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between the investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors are urged to consult their own tax advisors as to the tax consequences to them of exchanging units in particular cases.
     The investor's basis in his Units will be equal to the cost of his Units, including the initial sales charge. A portion of the sales charge is deferred until the termination of the Fund or the redemption of the Units. The proceeds received by an investor upon such event will reflect deduction of the deferred amount (the 'Deferred Sales Charge'). The annual statement and the relevant tax reporting forms received by investors will reflect the actual amounts paid to them, net of the Deferred Sales Charge. Accordingly, investors should not increase their basis in their Units by the Deferred Sales Charge amount.
     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to the reinvestment plan. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Fund intends to report to each investor no later than January 31 the amount of distributions to that investor.
     The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.
FOREIGN INVESTORS
     A 'Foreign Investor' is a person or entity that, for U.S. Federal income tax purposes, is a non-resident alien individual, a foreign corporation, a foreign partnership, or a non-resident fiduciary of a foreign estate or trust. If a distribution of the Fund's taxable income (without regard to its net capital gain) to a Foreign Investor is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.
     A Foreign Investor generally will not be subject to Federal income tax with respect to gains arising from the sale or redemption of Units or distributions of the Fund's net capital gain unless the income is effectively connected with a trade or business of such Investor in the United States. In the case of a Foreign Investor who is a non-resident alien individual, however, gain arising from the sale or redemption of Units or distributions of the Fund's net capital gain ordinarily will be subject to Federal income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and either the gain is attributable to an office or other fixed place of business maintained by the Investor in the United States or the Investor has a 'tax home' in the United States. In addition, a Unit held by an individual who is not a citizen or resident of the United States at the time of his death will generally be subject to U.S. Federal estate tax unless an applicable treaty provides otherwise.
     The tax consequences to a Foreign Investor entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Investors should consult their own tax advisers to determine whether investment in the Fund is appropriate.
RETIREMENT PLANS
     This Series of Equity Income Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.
     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250, and for tax years beginning after December 31, 1996, $4,000, in a spousal account).
     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250, and for tax years beginning after December 31, 1996, $4,000, in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.
     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.
RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price per 1,000 Units at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.
TRUST INDENTURE
     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsor and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.
     The Trustee may resign upon notice to the Sponsor. It may be removed by investors holding 51% of the Units at any time or by the Sponsor without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsor determines in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsor will use its best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.
     If the Sponsor fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor.
     The Sponsor and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of the Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.
MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.
AUDITORS
     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.
TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.
SPONSOR
     The Sponsor is a wholly-owned subsidiary of Merrill Lynch Co. Inc. The Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts and as principal underwriter and managing underwriter of other investment companies. The Sponsor, in addition to participating as a member of various selling groups or as agent of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of these companies and sells securities to these companies in its capacities as broker or dealer in securities.
CODE OF ETHICS
     The Sponsor has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Sponsor's responsibilities to the Funds.
PUBLIC DISTRIBUTION
     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsor intends to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsor does not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.
UNDERWRITER'S AND SPONSOR'S PROFITS
     Upon sale of the Units, the Sponsor will be entitled to receive sales charges. The Sponsor also realizes a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsor plus commissions payable by the Sponsor. In addition, the Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Sponsor also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units and the prices at which it resells these Units (which include the sales charge) or the prices at which it redeems the Units. Cash, if any, made available by buyers of Units to the Sponsor prior to a settlement date for the purchase of Units may be used in the Sponsor's business to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.
PERFORMANCE INFORMATION
     Total returns, average annualized returns or cumulative returns for various periods of the current or one or more prior Select Portfolios may be included from time to time in advertisements, sales literature and reports to current and prospective investors. Total return shows changes in unit price during the period plus reinvestment of dividends and capital gains, divided by the maximum public offering price. Average annualized returns show the average return for stated periods for longer than a year. Figures reflect deduction of all Portfolio expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Investors should bear in mind that this represents past performance and is no assurance of the future results of any current or future Portfolio.
     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the DJIA, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, the S&P 500/Barra Growth Index, the average growth mutual fund or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine.
DEFINED ASSET FUNDS
     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.
     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.
     Investors may pursue investment growth to meet long-term goals such as children's education or retirement. But they are faced with decisions of selecting stock groups, choosing individual stocks, determining when to buy and sell and how to reinvest sales proceeds. Growth stocks--those whose price is expected to appreciate above average usually because of superior growth in earnings per share--can be difficult to select successfully because their prices tend to be more volatile than more established stocks and, by the time they are discovered by ordinary investors, their prices may have already increased beyond attractive levels or may be susceptible to dramatic declines if actual performance is less than anticipated.
EXCHANGE OPTION
     You may exchange Fund Units for units of other Select Series Portfolios, subject only to the remaining deferred sales charge on the units received. Holders of units of any Select Portfolio or any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, may exchange those units for Units of this Fund at their relative net asset values, subject only to the remaining Deferred Sales Charge on Fund Units.
     To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsor is maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsor is not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.
SUPPLEMENTAL INFORMATION
     Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                             Defined
                             Asset FundsSM

SPONSOR:                           EQUITY INCOME FUND
Merrill Lynch,                     SELECT SERIES
Pierce, Fenner & Smith Incorporated1997 YEAR AHEAD PORTFOLIO
Defined Asset Funds
P.O. Box 9051
Princeton, NJ 08543-9051
(609) 282-8500                     This Prospectus does not contain all of the
TRUSTEE:                           information with respect to the investment
The Chase Manhattan Bank           company set forth in its registration
Customer Service Retail Department statement and exhibits relating thereto which
Bowling Green Station              have been filed with the Securities and
P.O. Box 5187                      Exchange Commission, Washington, D.C. under
New York, NY 10274-5187            the Securities Act of 1933 and the Investment
1-800-323-1508                     Company Act of 1940, and to which reference
                                   is hereby made. Copies of filed material can
                                   be obtained from the Public Reference Section
                                   of the Commission, 450 Fifth Street, N.W.,
                                   Washington, D.C. 20549 at prescribed rates.
                                   The Commission also maintains a Web site that
                                   contains information statements and other
                                   information regarding registrants such as
                                   Defined Asset Funds that file electronically
                                   with the Commission at http://www.sec.gov.
                                   ------------------------------
                                   No person is authorized to give any
                                   information or to make any representations
                                   with respect to this investment company not
                                   contained in its registration statement and
                                   exhibits relating thereto; and any
                                   information or representation not contained
                                   therein must not be relied upon as having
                                   been authorized.
                                   ------------------------------
                                   When Units of this Fund are no longer
                                   available or for investors who may reinvest into subsequent Select Year Ahead Portfolios, this Prospectus may be used as a preliminary prospectus for a future series, and investors should note the following:
                                   Information contained herein is subject to amendment. A registration statement relating to securities of a future series has been filed with the Securities and Exchange
                                   Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.
                                   This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to qualification under the securities laws of any such State.

                                                     11502--12/96
                                       14